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                            WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2002-B
                            POOL PROFILE (3/20/2002)

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                                    -------------------     -------------------
                                          7/1 POOL               TOLERANCE
                                    -------------------     -------------------

AGGREGATE PRINCIPAL BALANCE                 $326,981,945             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Apr-02                    N/A
INTEREST RATE RANGE                        5.375 - 7.750                    N/A
GROSS WAC                                         6.548%           (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                      25 BPS
                                             OR 37.5 BPS

MASTER SERVICING FEE                             1.7 bps on Securitization only
WAM (in months)                                      358          (+/- 2 months)

WALTV                                                66%           (maximum +3%)

CALIFORNIA %                                         49%           (maximum +3%)
SINGLE LARGEST ZIP CODE CONCENTRATION                 1%          (maximum  +2%)

AVERAGE LOAN BALANCE                            $489,494      (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,000,000    (maximum $1,500,000)

CASH-OUT REFINANCE %                                 18%          (maximum  +3%)

PRIMARY RESIDENCE %                                  97%           (minimum -3%)

SINGLE-FAMILY DETACHED %                             91%           (minimum -3%)

FULL DOCUMENTATION %                                 82%           (minimum -3%)

WEIGHTED AVG FICO                                    722            (minimum -5)

UNINSURED > 80% LTV %                                 0%           (maximum +2%)

RELOCATION %                                          3%           (minimum -3%)

WEIGHTED AVG GROSS MARGIN                         2.750%           (+ / - 5 bps)

WEIGHTED AVG LIFETIME CAP                        11.550%           (+ / - 5 bps)

WEIGHTED AVG MONTHS TO 1ST ADJUSTMENT DATE            82        (+ / - 2 months)

INTEREST ONLY %                                      10%          (maximum  +3%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                                             RELO & NON-RELOCATION MORTGAGES
                                                   WFMBS SERIES 2002-B
                                                   PRICING INFORMATION
                                                POOL PROFILE (3/20/2002)

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
COLLATERAL                                                   All Mortgage Loans will Index off the One-Year CMT.
                                                       None of the Mortgage Loans have a convertibility feature.
                               Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                                  Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                               TBD by Wells Fargo

PASS THRU RATE                                                                Net WAC or Ratio Stripped/Variable

STRUCTURE                                                                  TO CONFORM TO WFMBS 2001-34 or 2002-A
                                                                                           EXCEPT AS NOTED BELOW
                                                    (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                                  8-Apr-02      10:00 AM

PRICING DATE                                                                                                 TBD

SETTLEMENT DATE                                                                                        29-Apr-02
ASSUMED SUB LEVELS                                        Rating Agency     AGG Level
Levels and Rating Agencies for                 AAA         Moody's/S&P        2.90%
2002-B to be determined by                      AA            S&P             1.35%
Wells Fargo                                      A            S&P             0.85%
                                               BBB            S&P             0.50%
                                                BB            S&P             0.35%
                                                 B            S&P             0.15%


NOTE:  PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2002-B STRUCTURE:
WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.
1.7 BPS MASTER SERVICING FEE STRIP
CLASS A OPTIMAL AMT:  CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED LOAN
CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETEMINATION DATE FOR CALC'D CLASS A PP%

* SHOULD MOODY'S PROVIDE A AAA RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.


WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Gretchen Markley (301) 846-8356


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                                   WFASC DENOMINATION POLICY

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
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TYPE AND DESCRIPTION OF CERTIFICATES               MINIMUM          PHYSICAL          BOOK ENTRY
                                                   DENOMINATION     CERTIFICATES      CERTIFICATES
                                                   (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential,             $25,000          Allowed         Allowed
Floaters, NAS, Non-complex components
(subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled            $100,000          Allowed         Allowed
Classes

Inverse Floater, PO, Subclasses of the               $100,000         Standard      Upon Request
Class A that provide credit protection to
the Class A, Complex multi-component
certificates

Notional and Nominal Face IO                            (2)           Standard      Upon Request

Residual Certificates                                   (3)           Required       Not Allowed

All other types of Class A Certificates                 (5)              (5)             (5)

CLASS B (Investment Grade)                           $100,000          Allowed         Allowed

CLASS B (Non-Investment Grade)                       $250,000         Required       Not Allowed
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
(1)  WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticat

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)  100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)  Underwriter must obtain WFASC's approval.

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